Exhibit 1.3

CRH AMERICA, INC.

OFFICER’S CERTIFICATE

Pursuant to Sections 102 and 301 of the Indenture

I, Michael O’Driscoll, Director of CRH America, Inc. (the “Company”) acting in my capacity as such pursuant to resolutions duly adopted by the Board of Directors of the Company on September 1, 2006 whereby, any Director, Michael Lynch and Gary Hickman is authorized to approve on behalf of the Company those terms of the issue of the Company’s $500,000,000 aggregate principal amount of 5.625% Guaranteed Notes due 2011 (the “2011 Securities”) and the Company’s $1,250,000,000 aggregate principal amount of 6.00% Guaranteed Notes due 2016 (the “2016 Securities”, and together with the 2011 Securities, the “Securities”) fully and unconditionally guaranteed by CRH plc (the “Guarantor”), HEREBY APPROVE AND CONFIRM the following such terms:

1. The undersigned has read the provisions of the Indenture setting forth covenants and conditions to the Trustee’s authentication and delivery of the Securities and the Guarantees endorsed thereon by the Guarantor, and the definitions in the Indenture relating thereto.

2. The undersigned has examined the resolutions of the Board of Directors of the Company relating to the authorization, issuance, authentication and delivery of the Securities and the Guarantees, such other corporate records of the Company and such other documents deemed necessary as a basis for the opinion hereinafter expressed.

3. In the opinion of the undersigned, such examination is sufficient to enable him to express an informed opinion as to whether the covenants and conditions referred to above have been complied with.

4. The undersigned is of the opinion that the covenants and conditions referred to above have been complied with.

5. The terms of the 2011 Securities are as follows:

Title:	5.625% Notes due 2011

Issue Price:	99.905%

Issue Date:	September 14, 2006

Limit of Aggregate Principal Amount:	$500,000,000

Form and Denomination of Securities:	The 2011 Securities will be issued in the form of one global note that will be deposited with The Depository Trust

Company, New York, New York (“DTC”) on the Closing Date. One global note will be issued to DTC, which will be executed and delivered in substantially the form attached hereto as Exhibit A. The Company will not issue certificated 2011 notes except in certain circumstances as described in the prospectus supplement (the “Prospectus Supplement”)

Principal Payment Date:	September 30, 2011, unless redeemed earlier at the option of the Company or the Guarantor

Maturity:	September 30, 2011

Interest:	5.625% per annum, accruing from September 14, 2006, payable on March 30 and September 30 of each year to holders of record on the next preceding March 15 or September 15, commencing March 30, 2007

Place of Payment of Principal, Premium and Interest:	JPMorgan Chase Bank, N.A. Worldwide Securities Services 4 New York Plaza, 15th Floor New York, New York 10004

Notices and Demands to Company:	375 Northridge Road Suite 350 Atlanta, Georgia 30350 Attn: Secretary

Notices and Demands to Guarantor:	Belgard Castle Clondalkin, Dublin 22 Ireland Attn: Secretary or CT Corporation System 111 8th Avenue New York, NY 10019

Notices and Demands to Underwriters:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Attn: International Capital Markets

Fax: +1-212-723-8674

J.P. Morgan Securities Inc.

270 Park Avenue

9th Floor

New York, NY 10017

Attn: Transaction Execution Group

Fax: +1-212-834-6702

Greenwich Capital Markets, Inc.

600 Steamboat Road

Greenwich, CT 06830

Attn: Steven Fitzpatrick or John

McCabe

Fax:

Steven Fitzpatrick: +1-203-422-4764

John McCabe: +1-203-422-4485

UBS Securities LLC

677 Washington Blvd

Stamford, CT 06901

Attn: Fixed Income Syndicate

Fax: +1-203-719-0495

Notes and Demands to Trustee:	JPMorgan Chase Bank, N.A. Worldwide Securities Services 4 New York Plaza; 15th Floor New York, NY 10004

Tax Redemption:	In the event of various tax law changes that would require the Guarantor to pay additional amounts as described in the Prospectus, the Company or the Guarantor may call all, but not less than all, of the 2011 Securities for redemption at 100% of the principal amount, plus accrued and unpaid interest to the date of redemption

Optional Redemption:	The 2011 Securities will be redeemable at the Company’s option or at the option of the Guarantor, in whole at any time or in part from time to time. Upon redemption, the

Company or the Guarantor will pay a redemption price equal to the greater of (1) 100% of the principal amount of the 2011 Securities plus accrued and unpaid interest to the date of redemption and (2)(a) the sum of the present values of the remaining scheduled payments of principal and interest on such 2011 Securities (excluding any interest accrued as of the date of the redemption) plus (b) accrued and unpaid interest to the date of redemption. The present value will be determined by discounting the remaining principal and interest payments to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the Treasury Rate (as defined in the Prospectus Supplement) plus 15 basis points

Change of Control Repurchase Event	If a change of control repurchase event occurs, unless we have exercised our right to redeem the applicable series of notes in full as described above, we will make an offer to each holder of the applicable series of notes to repurchase all or, at the holders’ option, any part (in integral multiples of $1,000) of that holder’s notes at a repurchase price in cash equal to 100% of the aggregate principal amount of notes repurchased plus any accrued and unpaid interest on the notes repurchased to the date of purchase

Defeasance and Discharge of Securities (Sections 1302 and 1303 of the Indenture):	Applicable

Additional Amounts:	Additional Amounts will be payable by the Guarantor, as more fully described in the Prospectus dated September 1, 2006 (the “Prospectus”) and the Prospectus Supplement dated September 7, 2006 to the Prospectus (the “Prospectus Supplement”)

Other Terms of the Securities:	The other terms of the 2011 Securities shall be substantially as set forth in the Prospectus

6. The terms of the 2016 Securities are as follows:

Title:	6.00% Notes due 2016

Issue Price:	99.379%

Issue Date:	September 14, 2006

Limit of Aggregate Principal Amount:	$1,250,000,000

Form and Denomination of Securities:	The 2016 Securities will be issued in the form of three global notes (two notes for $500,000,000 principal amount and one for $250,000,000 principal amount) that will be deposited with The Depository Trust Company, New York, New York (“DTC”) on the Closing Date. One global note will be issued to DTC, which will be executed and delivered in substantially the form attached hereto as Exhibit B. The Company will not issue certificated 2016 notes except in certain circumstances as described in the prospectus supplement (the “Prospectus Supplement”)

Principal Payment Date:	September 30, 2016, unless redeemed earlier at the option of the Company or the Guarantor

Maturity:	September 30, 2016

Interest:	6.00% per annum, accruing from September 14, 2006, payable on March 30 and September 30 of each year to holders of record on the next preceding March 15 or September 15, commencing March 30, 2007

Place of Payment of Principal, Premium and Interest:	JPMorgan Chase Bank, N.A. Worldwide Securities Services 4 New York Plaza, 15th Floor New York, New York 10004

Notices and Demands to Company:	375 Northridge Road Suite 350 Atlanta, Georgia 30350 Attn: Secretary

Notices and Demands to Guarantor:	Belgard Castle Clondalkin, Dublin 22 Ireland Attn: Secretary or CT Corporation System 111 8th Avenue New York, NY 10019

Notices and Demands to Underwriters:	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013 Attn: International Capital Markets Fax: +1-212-723-8674

J.P. Morgan Securities Inc. 270 Park Avenue 9th Floor New York, NY 10017 Attn: Transaction Execution Group Fax: +1-212-834-6702

Greenwich Capital Markets, Inc. 600 Steamboat Road Greenwich, CT 06830 Attn: Steven Fitzpatrick or John McCabe Fax: Steven Fitzpatrick: +1-203-422-4764 John McCabe: +1-203-422-4485

UBS Securities LLC 677 Washington Blvd Stamford, CT 06901 Attn: Fixed Income Syndicate Fax: +1-203-719-0495

Notes and Demands to Trustee:	JPMorgan Chase Bank, N.A. Worldwide Securities Services 4 New York Plaza; 15th Floor New York, NY 10004

Tax Redemption:	In the event of various tax law changes that would require the Guarantor to pay additional amounts as described in the Prospectus, the Company or the Guarantor may call all, but not less than all, of the 2016 Securities for redemption at 100% of the principal amount, plus accrued and unpaid interest to the date of redemption

Optional Redemption:	The 2016 Securities will be redeemable at the Company’s option or at the option of the Guarantor, in whole at any time or in part from time to time. Upon redemption, the Company or the Guarantor will pay a redemption price equal to the greater of (1) 100% of the principal amount of the 2016 Securities plus accrued and unpaid interest to the date of redemption and (2)(a) the sum of the present values of the remaining scheduled payments of principal and interest on such 2016 Securities (excluding any interest accrued as of the date of the redemption) plus (b) accrued and unpaid interest to the date of redemption. The present value will be determined by discounting the remaining principal and interest payments to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the Treasury Rate (as defined in the Prospectus Supplement) plus 20 basis points

Change of Control Repurchase Event	If a change of control repurchase event occurs, unless we have exercised our right to redeem the applicable series of notes in full as described above, we will make an offer to each holder of the applicable series of notes to repurchase all or, at the holders’ option, any part (in integral multiples of $1,000) of that holder’s notes at a repurchase price in cash equal to 100% of the aggregate principal amount of notes repurchased plus any accrued and unpaid interest on the notes repurchased to the date of purchase

Defeasance and Discharge of Securities (Sections 1302 and 1303 of the Indenture):	Applicable

Additional Amounts:	Additional Amounts will be payable by the Guarantor, as more fully described in the Prospectus dated September 1, 2006 (the “Prospectus”) and the Prospectus Supplement dated September 7, 2006 to the Prospectus (the “Prospectus Supplement”)

Other Terms of the Securities:	The other terms of the 2016 Securities shall be substantially as set forth in the Prospectus

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Terms defined in the Pricing Agreement dated September 7, 2006 between the Company, the Guarantor and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., and UBS Securities LLC, as representatives of the several underwriters named therein, and not otherwise defined herein are used herein as therein defined.

Dated: September 14, 2006

CRH America, Inc.

By:	/s/ Michael O’Driscoll
Name: Michael O’Driscoll
Title: Director, CFO, Secretary

CRH PLC, GUARANTOR

OFFICERS’ CERTIFICATE

Pursuant to Sections 102 and 301 of the Indenture

I, Myles Lee, Finance Director, of CRH plc (the “Guarantor”) acting in my capacity as such pursuant to resolutions duly adopted by the Board of Directors of the Company on August 28, 2006 whereby, inter alia, any member of the Finance Committee or M.C. Carton or Michael O’Driscoll is authorized to approve on behalf of the Company those terms of the issue of $500,000,000 aggregate principal amount of 5.625% Guaranteed Notes due 2011 (the “2011 Securities”) and of $1,250,000,000 aggregate principal amount of 6.00% Guaranteed Notes due 2016 (the “2016 Securities”, and together with the 2011 Securities, the “Securities”) issued by CRH America, Inc. (the “Company”) and fully and unconditionally guaranteed by the Guarantor, HEREBY APPROVE AND CONFIRM the following such terms:

1. The undersigned has read the provisions of the Indenture setting forth covenants and conditions to the Trustee’s authentication and delivery of the Securities and the Guarantees endorsed thereon by the Guarantor, and the definitions in the Indenture relating thereto.

2. The undersigned has examined the resolutions of the Board of Directors of the Guarantor and the resolutions of the Finance Committee of the Board relating to the authorization, issuance, authentication and delivery of the Securities and the Guarantees, such other corporate records of the Guarantor and such other documents deemed necessary as a basis for the opinion hereinafter expressed.

3. In the opinion of the undersigned, such examination is sufficient to enable him to express an informed opinion as to whether the covenants and conditions referred to above have been complied with.

4. The undersigned is of the opinion that the covenants and conditions referred to above have been complied with.

5. The terms of the 2011 Securities are as follows:

Title:	5.625% Notes due 2011

Issue Price:	99.905%

Issue Date:	September 14, 2006

Limit of Aggregate Principal Amount:	$500,000,000

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Form and Denomination of Securities:	The 2011 Securities will be issued in the form of one global note that will be deposited with The Depository Trust Company, New York, New York (“DTC”) on the Closing Date. One global note will be issued to DTC, which will be executed and delivered in substantially the form attached hereto as Exhibit A. The Company will not issue certificated 2011 notes except in certain circumstances as described in the prospectus supplement (the “Prospectus Supplement”)

Principal Payment Date:	September 30, 2011, unless redeemed earlier at the option of the Company or the Guarantor

Maturity:	September 30, 2011

Interest:	5.625% per annum, accruing from September 14, 2006, payable on March 30 and September 30 of each year to holders of record on the next preceding March 15 or September 15, commencing March 30, 2007

Place of Payment of Principal, Premium and Interest:	JPMorgan Chase Bank, N.A. Worldwide Securities Services 4 New York Plaza, 15th Floor New York, New York 10004

Notices and Demands to Company:	375 Northridge Road Suite 350 Atlanta, Georgia 30350 Attn: Secretary

Notices and Demands to Guarantor:	Belgard Castle Clondalkin, Dublin 22 Ireland Attn: Secretary or CT Corporation System 111 8th Avenue New York, NY 10019

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Notices and Demands to Underwriters:	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013 Attn: International Capital Markets Fax: +1-212-723-8674

J.P. Morgan Securities Inc. 270 Park Avenue 9th Floor New York, NY 10017 Attn: Transaction Execution Group Fax: +1-212-834-6702

Greenwich Capital Markets, Inc.

600 Steamboat Road

Greenwich, CT 06830

Attn: Steven Fitzpatrick or John McCabe

Fax:

Steven Fitzpatrick: +1-203-422-4764

John McCabe: +1-203-422-4485

UBS Securities LLC

677 Washington Blvd

Stamford, CT 06901

Attn: Fixed Income Syndicate

Fax: +1-203-719-0495

Notes and Demands to Trustee:	JPMorgan Chase Bank, N.A. Worldwide Securities Services 4 New York Plaza; 15th Floor New York, NY 10004

Tax Redemption:	In the event of various tax law changes that would require the Guarantor to pay additional amounts as described in the Prospectus, the Company or the Guarantor may call all, but not less than all, of the 2011 Securities for redemption at 100% of the principal amount, plus accrued and unpaid interest to the date of redemption

Optional Redemption:	The 2011 Securities will be redeemable at the Company’s option or at the option of the Guarantor, in whole at any time or in part from time to time. Upon redemption, the Company or the Guarantor will pay a redemption price equal to the greater of (1) 100% of the principal amount of the 2011 Securities plus accrued and unpaid interest to the date of redemption and (2)(a) the sum of the present values of the remaining scheduled payments of principal and interest on such 2011 Securities (excluding any interest accrued as of the date of the redemption) plus (b) accrued and unpaid interest to the date of redemption. The present value will be determined by discounting the remaining principal and interest payments to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the Treasury Rate (as defined in the Prospectus Supplement) plus 15 basis points

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Change of Control Repurchase Event	If a change of control repurchase event occurs, unless we have exercised our right to redeem the applicable series of notes in full as described above, we will make an offer to each holder of the applicable series of notes to repurchase all or, at the holders’ option, any part (in integral multiples of $1,000) of that holder’s notes at a repurchase price in cash equal to 100% of the aggregate principal amount of notes repurchased plus any accrued and unpaid interest on the notes repurchased to the date of purchase

Defeasance and Discharge of Securities (Sections 1302 and 1303 of the Indenture):	Applicable

Additional Amounts:	Additional Amounts will be payable by the Guarantor, as more fully described in the Prospectus dated September 1, 2006 (the “Prospectus”) and the Prospectus Supplement dated September 7, 2006 to the Prospectus (the “Prospectus Supplement”)

Other Terms of the Securities:	The other terms of the 2011 Securities shall be substantially as set forth in the Prospectus

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6. The terms of the 2016 Securities are as follows:

Title:	6.00% Notes due 2016

Issue Price:	99.379%

Issue Date:	September 14, 2006

Limit of Aggregate Principal Amount:	$1,250,000,000

Form and Denomination of Securities:	The 2016 Securities will be issued in the form of three global notes (two notes for $500,000,000 principal amount and one for $250,000,000 principal amount) that will be deposited with The Depository Trust Company, New York, New York (“DTC”) on the Closing Date. One global note will be issued to DTC, which will be executed and delivered in substantially the form attached hereto as Exhibit B. The Company will not issue certificated 2016 notes except in certain circumstances as described in the prospectus supplement (the “Prospectus Supplement”)

Principal Payment Date:	September 30, 2016, unless redeemed earlier at the option of the Company or the Guarantor

Maturity:	September 30, 2016

Interest:	6.00% per annum, accruing from September 14, 2006, payable on March 30 and September 30 of each year to holders of record on the next preceding March 15 or September 15, commencing March 30, 2007

Place of Payment of Principal, Premium and Interest:	JPMorgan Chase Bank, N.A. Worldwide Securities Services 4 New York Plaza, 15th Floor New York, New York 10004

Notices and Demands to Company:	375 Northridge Road Suite 350 Atlanta, Georgia 30350 Attn: Secretary

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Notices and Demands to Guarantor:	Belgard Castle Clondalkin, Dublin 22 Ireland Attn: Secretary or CT Corporation System 111 8th Avenue New York, NY 10019

Notices and Demands to Underwriters:	Citigroup Global Markets Inc. 388 Greenwich Street New York, NY 10013 Attn: International Capital Markets Fax: +1-212-723-8674

J.P. Morgan Securities Inc. 270 Park Avenue 9th Floor New York, NY 10017 Attn: Transaction Execution Group Fax: +1-212-834-6702

Greenwich Capital Markets, Inc.

600 Steamboat Road

Greenwich, CT 06830

Attn: Steven Fitzpatrick or John McCabe

Fax:

Steven Fitzpatrick: +1-203-422-4764

John McCabe: +1-203-422-4485

UBS Securities LLC

677 Washington Blvd

Stamford, CT 06901

Attn: Fixed Income Syndicate

Fax: +1-203-719-0495

Notes and Demands to Trustee:	JPMorgan Chase Bank, N.A. Worldwide Securities Services 4 New York Plaza; 15th Floor New York, NY 10004

6

Tax Redemption:	In the event of various tax law changes that would require the Guarantor to pay additional amounts as described in the Prospectus, the Company or the Guarantor may call all, but not less than all, of the 2016 Securities for redemption at 100% of the principal amount, plus accrued and unpaid interest to the date of redemption

Optional Redemption:	The 2016 Securities will be redeemable at the Company’s option or at the option of the Guarantor, in whole at any time or in part from time to time. Upon redemption, the Company or the Guarantor will pay a redemption price equal to the greater of (1) 100% of the principal amount of the 2016 Securities plus accrued and unpaid interest to the date of redemption and (2)(a) the sum of the present values of the remaining scheduled payments of principal and interest on such 2016 Securities (excluding any interest accrued as of the date of the redemption) plus (b) accrued and unpaid interest to the date of redemption. The present value will be determined by discounting the remaining principal and interest payments to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the Treasury Rate (as defined in the Prospectus Supplement) plus 20 basis points

Change of Control Repurchase Event	If a change of control repurchase event occurs, unless we have exercised our right to redeem the applicable series of notes in full as described above, we will make an offer to each holder of the applicable series of notes to repurchase all or, at the holders’ option, any part (in integral multiples of $1,000) of that holder’s notes at a repurchase price in cash equal to 100% of the aggregate principal amount of notes repurchased plus any accrued and unpaid interest on the notes repurchased to the date of purchase

Defeasance and Discharge of Securities (Sections 1302 and 1303 of the Indenture):	Applicable

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Additional Amounts:	Additional Amounts will be payable by the Guarantor, as more fully described in the Prospectus dated September 1, 2006 (the “Prospectus”) and the Prospectus Supplement dated September 7, 2006 to the Prospectus (the “Prospectus Supplement”)

Other Terms of the Securities:	The other terms of the 2016 Securities shall be substantially as set forth in the Prospectus

Terms defined in the Pricing Agreement dated September 7, 2006 between the Company, the Guarantor and Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Greenwich Capital Markets, Inc., and UBS Securities LLC, as representatives of the several underwriters named therein, and not otherwise defined herein are used herein as therein defined.

Dated: September 14, 2006

CRH plc

By:	/s/ Myles Lee
Name: Myles Lee
Title: Finance Director

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